M Fund, Inc.
Supplement dated September 22, 2010, to the
Statement of Additional Information dated April 30, 2010

The ninth paragraph of the section “Management of the Funds – Management Information” on page 23 of the SAI is replaced with the following language:

Effective October 1, 2010, each of the interested directors of the Funds, will receive $1,500 per meeting of the Board that he attends.  An interested director will not receive an annual retainer.  Each non-interested Director receives an annual retainer of $20,000 plus $1,500 per meeting of the Board that he attends.  Each member of the Audit Committee receives $1,500 per meeting of the Audit Committee that he attends.  The Chairman of the Board and the Chairman of the Audit Committee each receive additional annual compensation of $10,000.

The twenty first paragraph of the section “Management of the Funds – Management Information” on page 24 of the SAI is replaced with the following language:

The Company pays no compensation to its officers, other than the Chief Compliance Officer.  Effective October 1, 2010, the Company will pay $1,500 to each of its interested directors for attendance at each Board meeting that the interested director attends.